UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016 (May 17, 2016)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2500, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Triangle Petroleum Corporation (the “Company”) and NGP Triangle Holdings, LLC (“NGP”) are party to a non-disclosure agreement (the “NDA”) regarding discussions in connection with a potential consensual restructuring or recapitalization of the Company (the “Potential Restructuring”), under which the Company engaged in discussions with NGP that may constitute material non-public information (the “MNPI”).

The NDA permits NGP to request that the Company publicly disclose the MNPI.  Accordingly, by this filing we disclose that (i) the Company engaged in discussions with NGP with respect to the terms of the Potential Restructuring and (ii) such discussions terminated without the parties reaching agreement.  Discussions between NGP and the Company may resume at any time, and the Company undertakes no obligation to disclose the existence or nature of such discussions until an agreement has been reached between the parties.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

The information presented in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company’s annual report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Item 8.01 Other Events.

On May 17, 2016, the Company’s wholly-owned subsidiary Triangle USA Petroleum Corporation (“TUSA”), Wilmington Trust, National Association (“Wilmington Trust”), and Wells Fargo Bank, National Association (“Wells Fargo”) entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement of Resignation”) with respect to TUSA’s 6.75% Senior Notes due 2022 (the “Notes”).

Pursuant to the terms of the Agreement of Resignation, effective May 31, 2016, Wells Fargo will resign as trustee, registrar, paying agent and notes custodian under the Indenture, dated as of July 18, 2014, by and among TUSA, the subsidiary guarantors named therein, and Wells Fargo as Trustee, as supplemented by the Supplemental Indenture dated as of December 16, 2014 (the “Indenture”), related to the Notes, and Wilmington Trust will accept its appointment as successor trustee, registrar, paying agent and notes custodian under the Indenture and assume the rights, powers and duties of Wells Fargo thereunder.

The address of the designated corporate trust office for Wilmington Trust is 1100 North Market Street, 5th Floor, Wilmington, Delaware 19890. A copy of the Agreement of Resignation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1

Agreement of Resignation, Appointment and Acceptance, dated as of May 17, 2016, by and among Triangle USA Petroleum Corporation, Wilmington Trust, National Association, and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jonathan Samuels
Jonathan Samuels
President and CEO

INDEX TO EXHIBITS

Exhibit

Number	Description

Exhibit 99.1

Agreement of Resignation, Appointment and Acceptance, dated as of May 17, 2016, by and among Triangle USA Petroleum Corporation, Wilmington Trust, National Association, and Wells Fargo Bank, National Association.